Related Party Transactions	6 Months Ended
Jun. 30, 2025
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
10	RELATED PARTY TRANSACTIONS

The following is a list of related parties from continuing operations which the Company had major transactions with during the six months ended June 30, 2025:

(1)	Ms. Han Lijuan, a sister of Mr. Han.

(2)	Dock Software Technology (Beijing) Co., Ltd or “Dock Software”, a company controlled by Mr. Han’s sister.

(3)	Tarena Weishang Technology (Hainan) Co., Ltd., or “Tarena Weishang”, a company controlled by Mr. Han’s sister.

(4)	Tarena Software Technology (Hangzhou) Co., Ltd., or “Tarena Hangzhou”, a subsidiary of Tarena Weishang Technology (Hainan) Co., Ltd.

(5)	Tarena Technologies Inc., or “Tarena Tech”, a subsidiary of Tarena Weishang Technology (Hainan) Co., Ltd.

Related party transactions

On December 24, 2023, the Company entered into an equity transfer agreement to dispose of our equity interests in the professional education business to a buyer consortium led by Tarena Weishang. The net transfer consideration, based on third party independent appraiser, for the Disposal amounted to RMB1 and RMB1 in exchange of the equity interest of Tarena Tech and Tarena Hangzhou in cash, respectively. Upon consummation of the divestiture of the professional education business, the Company has no ownership interest in professional education business. The Company deconsolidated the financial statements of professional education business from its condensed consolidated financial statements since March 31, 2024. The difference between consideration received over the carrying amount of the net liability of professional education business disposed were recorded in additional paid - in capital.

During the year ended December 31, 2024, the Company provided new loans totaling RMB 33,383 to its related parties, Tarena Tech and Tarena Hangzhou. The repayment and settlement of these loans occurred as follows: In August 2024, Tarena Tech repaid RMB 7,000 in cash to the Company. Subsequently, in December 2024, the remaining loan receivable from Tarena Tech was transferred to Tarena Hangzhou, consolidating the total debt obligation under Tarena Hangzhou. Also in December, the Company entered into an agreement to purchase a building from Tarena Hangzhou for approximately RMB 21,591. The parties agreed to offset the purchase price against an equivalent portion (RMB 21,591) of the outstanding loans due from Tarena Hangzhou. The remaining loan balance of RMB 4,792 was settled in cash by Tarena Hangzhou by the end of December 2024.

To facilitate resources mainly including HR and IT staff sharing between the Company and Tarena Tech, both parties provided centralized and professional supporting services to each other. After divestiture, the Company provided service to Tarena Tech in the amount of RMB 3,338 while Tarena Technologies provided service to the Company in the amount of RMB 10,942 for the year end December 31, 2024. The net amount due from Tarena Tech for professional supporting services was nil as of December 31, 2024.

Starting from 2025, Tarena Hangzhou and Tarena Tech are no longer subsidiaries of Tarena Weishang Technology (Hainan) Co., Ltd. and thus cease to be related parties of the Company.

Dock Software provided a loan of RMB1,000 to the company in 2024, and did not conduct any transactions with the company during the six-month period ended on June 30, 2025.